Debt	12 Months Ended
Nov. 30, 2014
Debt Disclosure [Abstract]
Debt
Debt

The following table summarizes total indebtedness as of November 30, 2014 and 2013 (in thousands):

	November 30, 2014	November 30, 2013
2011 credit facility:
Revolver	$—	$770,000
Term loans	—	446,904
2012 term loan	—	250,000
2013 term loan	700,000	700,000
2014 revolving facility	385,000	—
5% senior notes due 2022	750,000	—
Capital leases	7,355	7,688
Total debt	$1,842,355	$2,174,592
Current portion	(36,257)	(395,527)
Total long-term debt	$1,806,098	$1,779,065

2011 credit facility. Our 2011 credit facility was a syndicated bank credit agreement that consisted of amortizing term loans and a $1.0 billion revolver. All borrowings under the credit facility were unsecured. The term loans and revolver included in the credit facility had a five-year tenor ending in January 2016. The interest rates for borrowings under the credit facility were the applicable LIBOR plus a spread of 1.00 percent to 2.25 percent, depending upon our Leverage Ratio, which is defined as the ratio of Consolidated Funded Indebtedness to rolling four-quarter Consolidated Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA), as such terms were defined in the credit facility. A commitment fee on any unused balance was payable periodically and ranged from 0.15 percent to 0.40 percent based upon our Leverage Ratio. The credit facility contained certain financial and other covenants, including a maximum Leverage Ratio and a minimum Interest Coverage Ratio, as such terms were defined in the credit facility. In October 2014, we repaid all amounts and cancelled all commitments outstanding under the 2011 credit facility.

2012 term loan. During the third quarter of 2012, we entered into a $250 million interest-only term loan agreement with a two-and-a-half year tenor ending in March 2015. Borrowings under the loan were unsecured. The interest for borrowing under this loan, as well as certain financial and other covenants, including a maximum Leverage Ratio and a minimum Interest Coverage ratio, was consistent with the amendment made to the existing 2011 credit facility term loans in the third quarter of 2013 described above. In October 2014, we repaid all amounts outstanding under the 2012 term loan.

2013 term loan. During the third quarter of 2013, we entered into a $700 million amortizing term loan agreement to facilitate a portion of the funding for the Polk acquisition. This term loan had a five-year tenor ending in July 2018, and borrowings under the loan were unsecured. The interest for borrowing under this term loan, as well as certain financial and other covenants, including a maximum Leverage Ratio and a minimum Interest Coverage ratio, were consistent with the 2011 credit facility described above. In October 2014, we entered into an amendment, restatement, and refinancing of the 2013 term loan, pursuant to which we borrowed $25 million to replace previously amortized principal and extended the maturity of the loan to October 2019. The interest rates for borrowings under the 2013 term loan are the applicable LIBOR plus a spread of 1.00 percent to 1.75 percent, depending upon our Leverage Ratio.

2014 revolving facility. In October 2014, we entered into a new $1.3 billion senior unsecured revolving credit agreement (2014 revolving facility). Commitments of $500 million are available for borrowing by certain of our foreign subsidiaries and $50 million is available for letters of credit. Subject to certain conditions, the 2014 revolving facility may be expanded by up to $500 million in the aggregate in additional commitments. Borrowings under the 2014 revolving facility mature in October 2019 and bear interest at the same rates and spreads as the 2013 term loan. A commitment fee on any unused balance is payable periodically and ranges from 0.13 percent to 0.30 percent based upon our Leverage Ratio. The 2014 revolving facility contains certain financial and other covenants, including a maximum Leverage Ratio and a minimum Interest Coverage Ratio, as such terms are defined in the 2014 revolving facility. Our Leverage Ratio as of November 30, 2014, was approximately 2.6x. The credit agreements allow for leverage up to 3.5x, with the ability to temporarily increase that leverage to 3.75x for two quarters. Amounts borrowed under the 2014 revolving facility were used to repay all amounts borrowed under the 2011 credit facility.

5% Notes. In October 2014, we issued $750 million aggregate principal amount of senior unsecured notes due 2022 in an offering not subject to the registration requirements of the Securities Act of 1933, as amended. The net proceeds from the 5% Notes were used to repay all amounts outstanding under the 2012 term loan and a portion of amounts borrowed under the 2014 revolving facility. The 5% Notes bear interest at a fixed rate of 5.00% and mature on November 1, 2022. Interest on the 5% Notes is due semiannually on May 1 and November 1 of each year, commencing May 1, 2015. We may redeem the 5% Notes in whole or in part at a redemption price equal to 100% of the principal amount of the notes plus the Applicable Premium, as defined in the indenture governing the 5% Notes. Additionally, at the option of the holders of the notes, we may be required to purchase all or a portion of the notes upon occurrence of a Change of Control Triggering Event as defined in the indenture, at a price equal to 101 percent of the principal amount thereof, plus accrued and unpaid interest to the date of purchase. The indenture contains covenants that limit our ability to, among other things, incur or create liens and enter into sale and leaseback transactions. In addition, the indenture contains a covenant that limits our ability to consolidate or merge with another entity or to sell all or substantially all of our assets to another entity. The indenture contains customary default provisions. We are required to register the notes within 365 days of their issuance. The fair value of the 5% Notes as of November 30, 2014 was approximately $765 million.

As a result of the 5% Notes issuance, 2014 revolving facility agreement, and amendment and restatement of the 2013 term loan, we capitalized approximately $18.8 million of new debt issuance costs and recorded a $1.4 million loss on debt extinguishment associated with a portion of prior capitalized debt issuance costs. We capitalized approximately $13.1 million of debt issuance costs in 2013.

As of November 30, 2014, we were in compliance with all of our debt covenants. We have classified short-term debt based on principal maturities and expected cash availability over the next 12 months. As of November 30, 2014, we had approximately $385 million of outstanding borrowings under the 2014 revolving facility at a current annual interest rate of 1.65 percent and approximately $700 million of outstanding borrowings under the 2013 term loan at a current weighted average annual interest rate of 1.92 percent, including the effect of the interest rate swaps.

We also had approximately $1.9 million of outstanding letters of credit under the 2014 revolving facility as of November 30, 2014, which reduces the available borrowing under the 2014 revolving facility by an equivalent amount.

Maturities of outstanding borrowings under the 2013 term loan and 5% Notes as of November 30, 2014 are as follows (in thousands):

Year	Amount (in thousands)
2015	$35,000
2016	35,000
2017	70,000
2018	70,000
2019	490,000
Thereafter	750,000
$1,450,000